                                                                   EXHIBIT 10-31

                                EIGHTH AMENDMENT
                                       TO
                     THIRD AMENDED AND RESTATED CONSOLIDATED
               REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT

                  THIS EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CONSOLIDATED REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT (this "Agreement") dated as of August 2, 2001, is entered into by and between INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation ("Borrower"), and BANK ONE, N.A., successor in interest by merger to BANK ONE, CLEVELAND, N.A., a national banking association, as agent bank for itself and for THE PROVIDENT BANK, an Ohio banking company (collectively, the "Lender").

                                   WITNESSETH
                                   ----------

                  WHEREAS, the Borrower and the Lender are parties to that certain Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment dated as of October 10, 1997, that certain Second Amendment dated as of December 16, 1998, that certain Third Amendment dated as of September 14, 1999, that certain Fourth Amendment dated as of April 1, 2000, that certain Fifth Amendment dated as of February 2001, that certain Sixth Agreement dated as of April 1, 2001; and that certain Seventh Agreement dated as of July 2, 2001 (the "Loan Agreement"; all terms defined in the Loan Agreement being used herein shall have the same meanings), pursuant to which the Lender has agreed to make a $26,500,000 Revolving Loan to the Borrower until August 1, 2001, evidenced by a Fifth Amended and Restated Replacement Promissory Note dated July 1, 2001 and payable to the Lender, such Note being payable on August 1, 2001; and

                  WHEREAS, the Borrower and the Lender agreed to amend the Loan Agreement to extend the maturity date of the Revolving Loan to August 16, 2001.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

                                    AGREEMENT
                                    ---------

Section 1.        Amendment of Loan Agreement.
                  ---------------------------

                  Except as expressly modified herein, all terms, conditions, definitions and provisions of the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement and the First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendments thereto, are in full force and effect.

                  A. Subsections 2.3(A) and (B) of the Loan Agreement is, effective on the Effective Date, amended and restated as follows:

                                                                   EXHIBIT 10-31

                                    (A) REVOLVING LOAN. The reference to August
                           1, 2001, shall be deleted and replaced with August 16, 2001.

                                    (B) PAYMENT. The reference to August 1,
                           2001, shall be deleted and replaced with August 16, 2001.

Section 2.        Effective Date of the Agreement.
                  -------------------------------

                  The effective date of this Agreement ("Effective Date") shall be August 2, 2001 but Lender shall have no duty to fund until the date on which all conditions precedent have been satisfied, or waived by the Lender in writing.

Section 3.        Conditions Precedent.
                  ---------------------

                  Borrower hereby acknowledges and agrees that the effectiveness of this Agreement is conditioned upon the receipt by the Lender, on or prior to the date hereof, in form and substance satisfactory to the Lender and its counsel, of the following:

                  A. A certificate, dated as of the date hereof, signed by the Secretary of Borrower certifying as follows:

                           (i) Borrower's Articles of Incorporation and Code of
                  Regulations have not been modified or amended since June 17, 1997 (or certifying that true, correct and complete copies of all such modifications and amendments are attached thereto); and

                           (ii) Copies of resolutions of Borrower's Board of
                  Directors are attached thereto with respect to the approval of this Agreement and of the matters contemplated hereby and authorizing the execution, delivery and performance of this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto; and

                           (iii) As to the incumbency and signatures of the
                  officers of Borrower signing this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto.

                  B. An Acknowledgment, Consent and Agreement in the form of Exhibit C attached hereto, with all blanks completed, duly executed and delivered by the Guarantors as identified in Schedule 1 attached hereto to Lender.

                  C. Such other documents, instruments, agreements and notes as the Lender may reasonably request to implement this Agreement and the transactions contemplated hereby and by the Loan Agreement.

                                                                   EXHIBIT 10-31


Section 4.        Facility Fee.
                  ------------

                  Contemporaneously with the execution of this Agreement, Borrower shall pay to Lender a Facility Fee of $10,000 plus reasonable fees and expenses, including but not limited to, attorney's fees, auditor's fees, etc.

Section 5.        References.
                  ----------

                  On and after the Effective Date of this Agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, and in the Note to the "Loan Agreement", "thereof", or words of like import referring to the Loan Agreement, shall mean and refer to the Loan Agreement and shall be deemed to refer to the form of Borrowing Base Certificate attached hereto as EXHIBIT A. References to EXHIBIT C-1 in the definition of "Revolving Note" in the Loan Agreement shall be deemed to refer to the Note, a copy of which is attached hereto as EXHIBIT B. The Loan Agreement, as previously amended and as amended by this Agreement, and all Credit Documents are and shall continue to be in full force and effect and are hereby and in all respects ratified and confirmed. References to the Loan Agreement in the Note shall be deemed to include all amendments to the Loan Agreement whether specified in the Note or not.

Section 6.        Applicable Law.
                  --------------

                  This Agreement shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.

Section 7.        Release.
                  -------

                  The Borrower hereby represents and warrants to the Lender, and agrees with the Lender, that it has no claim or offset against, or defense or counterclaim to, any Obligation or Indebtedness to the Lender under the Loan Agreement or other Credit Documents and, in consideration of this Agreement, the Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, existing on the Effective Date and arising prior to the date hereof and arising out of or in any way related to Obligations, the Loan Agreement, this Agreement, or any security interest related thereto or the administration of the Revolving Loan or any other Indebtedness of Borrower, the Guarantors, or any Affiliate to the Lender.

Section 8.        Counterparts.
                  ------------

                  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Agreement by signing any such counterpart.

                                                                   EXHIBIT 10-31


                  IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

BANK ONE, N.A.                                INTERNATIONAL TOTAL SERVICES, INC.


By:/s/Joseph E. Manley                        By:/s/Michael Sosh
  -----------------------------------------      -------------------------------
Name: Joseph E. Manley                        Name: Michael Sosh
Title: First Vice President, Managed Assets   Title: Executive Vice President

                                                                   EXHIBIT 10-31


                                   SCHEDULE 1
                                   ----------

                               List of Guarantors
                               ------------------


Domestic
--------

                  Crown Technical Systems, Inc. (Ohio)

                  T.I.S. Incorporated (Texas)

                  Certified Investigative Services, Inc. (Texas)

                  I.T.S. of New York, Inc. (New York)

                  Selective Detective Services, Inc. (New Jersey)

Foreign
-------

                  International Total Services, Ltd. (United Kingdom)

                  International Transport Security, s.r.o. (Czech Republic)

                  International Transport Services, Ltd. (Thailand)

                                                                   EXHIBIT 10-31


                                    EXHIBIT A


                           Borrowing Base Certificate
                           --------------------------

                                 [SEE ATTACHED]

                                                                   EXHIBIT 10-31


                           BORROWING BASE CERTIFICATE
                           --------------------------


At the close of business on _/__/__         Report # 479
-----------------------------------
                                            Date    _/__

Collateral Status                                  Computation
-----------------                                  Of Collateral
                                                   -------------

1.  Balance (Domestic A/R)                              $_
2.  Less: Ineligible Collateral (Domestic)              $_
                                                        --
3.  Eligible Collateral                                 $_
4.  Advance % rate                                      85%
5.  Net Availability                                    $_
6.  Plus Sofa (not to exceed $3,000,000)                $_

         Total Availability

7.  Available - Not To Exceed $26,500,000               $_
8.  Less Reserves (Letters to Credit) #                 $_
9.  NET                                                 $_
                                                        ==

Loan Status
-----------
10. Previous Loan Balance                               $_
11. Less: Collections                                   $_
12. Add: Request for Funds                              $_
         Wire Transfers                                 $_
         Other (interest, fees, etc.)                   $_
                                                        --
13. New Loan Balance                                    $_
                                                        --

14. Excess Available (Line 9-13)                        $_
                                                        ==

Borrower represents and warrants to Bank One, N.A. that all of the information presented above and accompanying this Certificate is true, complete and correct in every aspect as of the date hereof and has been computed in compliance with the terms of the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated March 31, 1997, as amended through the date hereof, between Bank One, N.A., and International Total Services, Inc. (the "Credit Agreement"). In the event of any conflict between the terms of this Certificate and the Credit Agreement, the terms of the Credit Agreement shall control. Borrower further represents and warrants that as of the date hereof, after giving effect to any loan or advance requested by Borrower contemporaneously herewith, except as may have been otherwise expressly disclosed in writing by Borrower to and received by Bank One N.A., that; (i) there has been no material adverse change in Borrower's financial position, operations or assets since the date of the latest financial statements of Borrower delivered to Bank One, N.A.; (ii) to the extent that any loan or advance requested contemporaneously herewith, or that is otherwise based upon this certificate, will be used, in whole or in part, for the payment of wages, Borrower has paid or deposited or is able to pay and intends to and shall make timely payment or deposit of all taxes required to be deducted and withheld from said wages; and (iii) all said wages incurred in the production of any inventory included in this Certificate have been

                                                                   EXHIBIT 10-31


paid or will be timely paid. Borrower acknowledges that Bank One is entitled to rely on this Certificate in making loans and advances to Borrower.

-----------------------------------------------------------------------------------------------------

Borrower Name:                         Authorized Signature:                 Title:

International Total Services, Inc.                                           EVP
-----------------------------------------------------------------------------------------------------

                                       Prepared By:                          Cash Mgmt. Dir.
                                       --------------------------------------------------------------


#Includes the reserve for Delta G-Max accounts and the FAA Fine Accrual.

                                                                   EXHIBIT 10-31

                                    EXHIBIT B

 Form of Fifth Amended and Restated Replacement Promissory Note (Revolving Loan)
 -------------------------------------------------------------------------------

                                 [SEE ATTACHED]

                                                                   EXHIBIT 10-31


                           FIFTH AMENDED AND RESTATED
                           REPLACEMENT PROMISSORY NOTE
                                (Revolving Loan)



$26,500,000                                                      Cleveland, Ohio
                                                                    July 2, 2001


                  FOR VALUE RECEIVED, INTERNATIONAL TOTAL SERVICES, INC., a corporation organized under the laws of the State of Ohio (hereinafter referred to as the "Company"), promises to pay to the order of BANK ONE, N.A., successor by merger to BANK ONE, CLEVELAND, N.A. (hereinafter referred to as the "Bank"), the principal amount of Twenty-Six Million Five Hundred Thousand Dollars ($26,500,000), or such lesser amount as shall have from time to time been borrowed by the Company, on August 1, 2001, or sooner as hereinafter provided, with interest on the unpaid balance of said principal amount from the date hereof at the Contract Rate, as defined in the Agreement hereinafter referred to, which definition is hereby accepted by the Company, as the same may from time to time be established.

                  The Company agrees to pay interest on the unpaid principal amount outstanding of this Note in monthly installments, commencing on the 1st day of August, 2001 and continuing on the 1st day of each month thereafter. The unpaid balance of the principal amount outstanding and all accrued interest thereon shall be due and payable on August 1, 2001.

                  Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 600 Superior Avenue, Cleveland, Ohio 44114, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Company in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed.

                  This Note, in part, evidences, but does not extinguish or satisfy, a pre-existing indebtedness of the Company to the Bank heretofore evidenced by a $25,000,000 Third Amended and Restated Replacement Promissory Note dated April 1, 2000, a $25,000,000 Second Amended and Restated Replacement Promissory Note dated September 14, 1999, a $30,000,000 Amended and Restated Replacement Promissory Note (Revolving Loan) dated October 10, 1997 to the Bank, which note was issued in substitution for that certain $10,500,000 Replacement Promissory Note (Revolving Loan) dated March 31, 1997 to the Bank and is issued pursuant to and is entitled to the benefits of a Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of October 10, 1997, that certain Second Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of December 16, 1998 and that certain Third Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated September 14, 1999, that certain Fourth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated April 1, 2000, that

                                                                   EXHIBIT 10-31


certain Fifth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated February 2001, and that certain Sixth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated of April 1, 2001, each by and between the Company and the Bank (collectively, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Company in relation thereto; but neither this reference to the Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Company to pay the principal of or interest on this Note when due.

                  The Company may prepay all or any portion of this Note at any time or times and in any amount only as provided in the Agreement.

                  In case an Event of Default, as defined in the Agreement, shall occur and be continuing beyond any applicable grace period, the principal of this Note may be declared immediately due and payable at the option of the Bank.

                  No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Company may be made by delivering the same to the address last known to the Bank, or by mailing the same to such address, with the same effect as if delivered to the Company in person.

                  The Company hereby authorizes any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments.

                  "WARNING. BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                  This Note is executed at Cleveland, Cuyahoga County, Ohio.

                                            INTERNATIONAL TOTAL SERVICES, INC.

                                            By:

                                            -----------------------------------

                                                                   EXHIBIT 10-31


                                            Name:
                                            Its: Chief Executive Officer

                                                                   EXHIBIT 10-31


                                    EXHIBIT C


                      Acknowledgment, Consent and Agreement
                      -------------------------------------

                                 [SEE ATTACHED]

                                                                   EXHIBIT 10-31


                      ACKNOWLEDGMENT, CONSENT AND AGREEMENT
                      -------------------------------------


                  The undersigned each hereby acknowledges receipt of a copy of the Eighth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of August 2, 2001, by and between International Total Services, Inc. ("Borrower") and Bank One, N.A., successor by merger to Bank One, Cleveland, N.A. ("Bank One") and by executing this Acknowledgment, Consent and Agreement the undersigned each hereby agrees to remain bound by the terms and conditions of its respective Amended and Restated Replacement Guaranty Agreement, Guaranty Agreement, Amended and Restated Replacement Guarantor Security Agreement and Guarantor Security Agreement, as applicable, each dated as of August 11, 1995, executed and delivered to Bank One in connection with the Second Amended and Restated Replacement Credit Agreement dated as of August 11, 1995, as subsequently amended, and each other document hereafter executed in connection herewith or therewith by the undersigned.

Dated: August 2, 2001                  CROWN TECHNICAL SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chairman of the Board


                                            T.I.S. INCORPORATED


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer


                                            CERTIFIED INVESTIGATIVE
                                            SERVICES, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer


                                            I.T.S. OF NEW YORK, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer

                                                                   EXHIBIT 10-31


                                            SELECTIVE DETECTIVE SERVICES, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer


                                            INTERNATIONAL TOTAL SERVICES, LTD.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer


                                            INTERNATIONAL TRANSPORT
                                            SECURITY, s.r.o.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer


                                            INTERNATIONAL TRANSPORT
                                            SERVICES, LTD.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: Chief Executive Officer